Exhibit 99.1
August 19, 2021
Dear Stockholder:
As you may be aware by now, CMG Partners and its affiliates, CMG Income Fund II, LLC, CMG Liquidity Fund, LLC and Blue River Capital, LLC (collectively, “CMG”) initiated an unsolicited tender offer (the “CMG Offer”) to the stockholders of Steadfast Apartment REIT, Inc. (the “Company”) to purchase up to an aggregate of 125,000 shares of the Company’s common stock (the “Shares”) at a price of $10.05 per Share in cash (the “Offer Price”). The board of directors of the Company (the “Board”) recommends that you reject the CMG Offer for the reasons discussed below.
The Company is required by the Securities Exchange Act of 1934, as amended, and the rules and regulations under it, to inform you of its position, if any, with respect to the CMG Offer. As a result, the Board: (1) consulted with members of the Company’s management and such legal and other advisors as deemed appropriate by the Board; (2) reviewed the terms and conditions of the CMG Offer; (3) considered other information relating to the Company’s historical financial performance, portfolio of assets and future opportunities; (4) evaluated various factors it deemed relevant in light of its knowledge of the Company’s business, financial condition, portfolio of assets and future prospects; and (5) took into account the fact that CMG is making the CMG Offer for investment purposes and with the intention of making a profit from the ownership of the Shares.
In determining that the Company should make a recommendation that stockholders reject the CMG Offer, the Board considered, among other things, the following:
i.On March 9, 2021, the Board determined an estimated value per share of the Company’s common stock of $15.55 as of December 31, 2020 (the “Estimated Value”). The Estimated Value was determined by the Board after an independent third-party valuation firm conducted valuation analyses on the Company’s assets less its liabilities, and then dividing the Company’s net asset value by the number of Shares outstanding, all as of December 31, 2020, as described in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 12, 2021. The Estimated Value is $5.50 higher than the Offer Price on a per Share basis.
ii.On July 26, 2021, the Company announced that it had entered into a definitive agreement to merge with and into Independence Realty Trust, Inc. (“IRT”), a multifamily real estate trust whose shares are listed on the New York Stock Exchange. Upon closing of the proposed merger, each Company stockholder will be entitled to receive 0.905 shares of IRT common stock (the “Exchange Ratio”). Based on the $20.00 closing price of IRT common stock on July 23, 2021 (the last trading day before the public announcement of the proposed merger), each share of Company common stock would be valued at $18.10, or $8.05 higher than the Offer Price on a per Share basis.
iii.The Exchange Ratio is fixed and therefore the value of the merger consideration received by the Company stockholders at the closing of the merger will fluctuate with the trading price of IRT common stock. Additionally, the proposed merger is subject to a number of conditions, including obtaining the requisite approval of the Company stockholders, and therefore the merger may not close in the expected timeframe, or at all.
iv.The Board suspended the Company’s share repurchase program in connection with the proposed merger.
v.Stockholders who tender their Shares will assign their right to receive distributions that are paid after September 6, 2021 (or such other date to which the CMG Offer may be extended).
vi.The CMG Offer provides a means for stockholders to obtain liquidity with respect to their Shares, albeit at a lower price than the Estimated Value, the estimated value of the merger consideration or what the Board believes to be the Shares’ long-term value.
In summary, the Board recommends that stockholders should reject the CMG Offer.
The Board understands that you must make your own independent decision whether to tender or refrain from tendering your Shares of the Company’s common stock. The Company strongly urges you to carefully consider all aspects of the CMG Offer in light of your own circumstances, including (i) your investment objectives, (ii) your financial circumstances, including your tolerance for risk and need for immediate liquidity that cannot be satisfied by other means, (iii) other financial opportunities available to you, (iv) your own tax position and tax consequences and (v) other factors you determine are relevant to your decision. You should carefully review all of the Tender Offer Materials sent to you by CMG, as well as the Company’s publicly available annual, quarterly and other reports, and consult with your own financial, tax and other advisors in evaluating the CMG Offer before deciding whether to tender your Shares of the Company’s common stock.
PLEASE CONSULT WITH YOUR TAX ADVISOR ABOUT THE IMPACT OF A SALE ON YOUR OWN PARTICULAR SITUATION.
To accept the CMG Offer, follow the instructions in the Tender Offer Materials provided to you by CMG. To reject the CMG Offer, simply ignore it; you do not need to respond to anything. If you have already agreed to tender your Shares pursuant to the CMG Offer, you may withdraw your acceptance of the CMG Offer by notifying CMG at any time prior to the termination of the CMG Offer. The CMG Offer expires on September 6, 2021, unless extended by CMG in accordance with the Tender Offer Materials.
Should you have any questions or need further information about your options, please feel free to contact Steadfast Apartment REIT, Inc., 18100 Von Karman Avenue, Suite 200, Irvine, California 92612, Attention: Investor Relations (telephone number: 888-223-9951).
Sincerely,

Forward-Looking Statements
The information herein contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which the Company and IRT operate and beliefs of and assumptions made by the Company and IRT management, involve uncertainties that could significantly affect the financial results of the Company or the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. Such forward-looking statements include, but are not limited to certain actions to be taken by the Company and IRT in connection with the closing of the merger and anticipated benefits of the merger. All statements that address financial and operating performance, events or developments that the Company expects or anticipates will occur or be achieved in the future are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although the Company and IRT believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, neither the Company nor IRT can give any assurances that such expectations will be attained. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: the Company’s and IRT’s ability to complete the merger on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary stockholder approvals and lender consents and satisfaction of other closing conditions to consummate the merger; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; risks related to diverting the attention of the Company and IRT management from ongoing business operations; failure to realize the expected benefits of the merger; significant transaction costs and/or unknown or inestimable liabilities; the risk of stockholder litigation in connection with the proposed merger, including resulting expense or delay; the risk that the Company’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; risks related to future opportunities and plans for the combined company, including the uncertainty of expected future financial performance and results of the combined company following completion of the merger; effects relating to the announcement of the merger or any further announcements or the consummation of the merger on the market price of IRT common stock; the possibility that, if IRT does not achieve the perceived benefits of the merger as rapidly or to the extent anticipated by financial analysts or investors, the market price of IRT common stock could decline; the value of the Company could decline; general adverse economic and local real estate conditions; the inability of residents to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; local real estate conditions; adverse changes in financial markets that result in increases in interest rates and reduced availability and increased costs of capital; increases in operating costs and real estate taxes; changes in the dividend policy for IRT common stock or IRT’s ability to pay dividends; changes in the distribution policy for the Company or the Company's ability to pay distributions; impairment charges; unanticipated changes in IRT’s intention or ability to prepay certain debt prior to maturity; pandemics or other health crises, such as coronavirus disease 2019 (COVID-19) and its variants; and other risks and uncertainties affecting the Company and IRT, including those described from time to time under the caption “Risk Factors” and elsewhere in the Company’s and IRT’s SEC filings and reports, including IRT’s Annual Report on Form 10-K for the year ended December 31, 2020, the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, and future filings and reports by either company. Moreover, other risks and uncertainties of which the Company and IRT are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements, even if they are subsequently made available by the Company and IRT on their respective websites or otherwise. Neither the Company nor IRT undertakes any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.
Additional Information about the Proposed Merger and Where to Find It
This communication relates to a proposed merger transaction pursuant to the terms of the Agreement and Plan of Merger dated as of July 26, 2021, among IRT, the Company and the other parties thereto. In connection with the proposed merger transaction, IRT has filed with the SEC a registration statement on Form S-4 to register the shares of IRT common stock to be issued in connection with the proposed merger transaction. The registration statement includes a joint proxy statement/prospectus which will be sent to the stockholders of IRT and the stockholders of the Company. The registration statement on Form S-4 has not been declared effective by the SEC. This communication is not a substitute for any proxy statement, registration statement, proxy statement/prospectus or other document IRT and/or the Company may file with the SEC in connection with the proposed merger transaction. INVESTORS AND SECURITY HOLDERS OF IRT AND THE COMPANY ARE URGED TO READ

THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of these documents and other documents (if and when available) filed with the SEC by IRT and/or the Company through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by IRT will be available free of charge on IRT’s internet website at http://www.irtliving.com or by contacting IRT’s Investor Relations Department by email at IRT@edelman.com or by phone at +1-917-365-7979. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s internet website at http://www.steadfastliving.com or by contacting the Company’s Investor Relations Department by phone at +1-888-223-9951.
Certain Information Regarding Participants
IRT, the Company, their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed Merger. Information about the directors and executive officers of IRT is set forth in its Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on February 18, 2021, and its proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on March 29, 2021. Information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on March 12, 2021, and in its proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on June 14, 2021. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC when they become available.
No Offer or Solicitation
This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.